PROSPECTUS SUPPLEMENT - May 1, 2003*

AXP(R) Partners International Aggressive Growth Fund (Dec. 30, 2002) S-6243-99 E

The information in the "Investment Manager" section regarding investment management of the Liberty WAM portion of the Fund's portfolio is being replaced with:

Liberty WAM

Leah Zell, lead portfolio manager, is a vice president of Liberty Acorn Trust, and was a principal of Wanger Asset Management, L.P. before its acquisition by Liberty. She has managed the Liberty Acorn International Fund since its inception in 1992, and was named lead portfolio manager in 1997. She has worked with Liberty Acorn Fund's international securities since 1984. Ms. Zell also manages the foreign portfolio of an investment company whose shares are offered only to non-U.S. investors. She is a CFA and earned her BA and PhD from Harvard University.

P. Zachary Egan, co-portfolio manager, is a vice president of Liberty Acorn Trust and co-portfolio manager of the Liberty Acorn International Fund since May 2003. He has been a member of the international team since 1999 and a research fellow with the Robert Bosch Foundation in Stuttgart, Germany prior to that time. Mr. Egan is a CFA and earned his MA degree from the University of Chicago and his BA degree from Middlebury College.

Louis J. Mendes, co-portfolio manager, is a vice president of Liberty Acorn Trust and co-portfolio manager of the Liberty Acorn International Fund since May 2003. He has been a member of the international team since 2001 and an analyst and portfolio manager with Merrill Lynch Investment Managers specializing in Asian equity markets prior to that time. Mr. Mendes is a CFA and earned his MA degree in International Management from the American Graduate School of International Management in Phoenix and BA degree from Columbia University.

On September 30, 2003, Ms. Zell will step down from her role as lead portfolio manager and Mr. Egan and Mr. Mendes will continue as co-portfolio managers of the Liberty WAM portion of the Fund's portfolio.

(the rest of the section remains unchanged)


S-6243-2 A (5/03)
* Valid until next prospectus update
Destroy Dec. 31, 2003